1933 Act File No.
                                             1940 Act File No.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X

Pre-Effective Amendment No.      .................

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No.      ...............................

                               COURT STREET FUNDS

               (Exact name of Registrant as Specified in Charter)

         Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

              John W. McGonigle, Esq., Federated Investors Tower,
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering As soon as possible after the effectiveness of the Registration Statement


Pursuant to the provisions of Rule 24f-2 of the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of shares.

Amendment Pursuant to Rule 473

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.


                         Copies To:

Matthew G. Maloney, Esquire
Dickstein, Shapiro & Morin, L.L.P.
2101 L Street, N.W.
Washington, D.C.  20037


CROSS-REFERENCE SHEET


     This Registration Statement of the Court Street Funds, which consists of one portfolio: (1) Court Street Pennsylvania Intermediate Municipal Bond Fund, is comprised of the following:

PART A. INFORMATION REQUIRED IN A PROSPECTUS.

                                   Prospectus Heading
                                   (Rule 404(c) Cross Reference)

Item 1.   Cover Page...............(1) Cover Page.

Item 2.   Synopsis.................(1) Synopsis; (1) Risk Factors; (1)
                                   Summary of Fund Expenses.

Item 3.   Condensed Financial
          Information..............(1) Performance Information; (1) Performance
                                   Information for Predecessor Common and
                                   Collective Investment Funds.

Item 4.   General Description of
          Registrant...............(1) Investment Objective and Policies of Each
                                   Fund; (1) Pennsylvania Intermediate Municipal Bond Fund; (1) Portfolio Investments and Strategies.

Item 5.   Management of the Fund...(1) Court Street Group of Funds Information;
                                   (1) Management of the Court Street Group of
                                   Funds;
                                   (1) Distribution of Shares of the Funds; (1)
                                   Expenses of the Funds.

Item 6.   Capital Stock and Other
          Securities...............(1) Dividends and Capital Gains; (1)
                                   Shareholder
                                   Information; (1) Court Street Funds-Voting
                                   Rights; (1) Court Street Funds-Massachusetts
                                   Partnership Law; (1) Effect of Banking
                                   Laws; (1) Tax Information; (1) Federal
                                   Income Tax; (1)
                                   Additional Tax Information for Pennsylvania
                                   Intermediate Municipal Bond Fund.



Item 7.   Purchase of Securities Being
          Offered..................(1) Net Asset Value; (1) Investing in the
                                   Funds; (1) Share Purchases; (1) Minimum
                                   Investment Required; (1) What Shares Cost;
                                   (1) Reducing the Sales Charge; (1)
                                   Systematic Investment Program;
                                   (1) Certificates and Confirmations.

Item 8.   Redemption or Repurchase.(1) Exchange Privilege; (1) Exchange by
                                   Telephone; (1) Written Exchange; (1)
                                   Redeeming Shares; (1) Systematic
                                   Withdrawal Program; (1)
                                   Accounts with Low Balances.

Item 9.   Pending Legal Proceedings     None





PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.  Cover Page...............(1) Cover Page.

Item 11.  Table of Contents........(1) Table of Contents.

Item 12.  General Information and
          History..................(1) General Information About the Funds.

Item 13.  Investment Objectives and
          Policies.................(1) Investment Objective and Policies of the
                                   Funds; (1) Pennsylvania Investment Risks; (1) Investment Limitations.

Item 14.  Management of the Fund...(1) Court Street Funds Management; (1)
                                   Trustees Compensation-Court Street Funds.

Item 15.  Control Persons and Principal
          Holders of Securities....(1) Fund Ownership.

Item 16.  Investment Advisory and Other
          Services.................(1) Investment Advisory Services; (1)
                                   Administrative Services.

Item 17.  Brokerage Allocation.....(1) Brokerage Transactions.

Item 18.  Capital Stock and Other
          Securities...............Not applicable.

Item 19.  Purchase, Redemption and
          Pricing of Securities
          Being Offered............(1) Purchasing Shares; (1) Determining
                                   Net Asset Value; (1) Exchange Privilege;
                                   (1) Redeeming Shares.

Item 20.  Tax Status...............(1) Tax Status.

Item 21.  Underwriters.............(1) Distribution Plan.

Item 22.  Calculation of Performance
          Data.....................(1) Total Return; (1) Yield; (1)
                                   Tax-Equivalent Yield; (1) Performance
                                   Comparisons; (1) Appendix.
Item 23.  Financial Statements.....(to be filed by Amendment)








Court Street Funds, Inc. which currently consists of three diversified investment portfolios, and Court Street Funds, which currently consists of one non-diversified investment portfolio (each portfolio individually referred to as a "Fund" and collectively as the "Funds") are open-end, management investment companies (mutual funds). This combined prospectus offers investors interests in the following four Funds, each having a distinct investment objective and policies:
      o  Court Street Equity Fund;
      o  Court Street Pennsylvania Intermediate Municipal Bond Fund;
      o  Court Street Short-Term Bond Fund; and
      o  Court Street Intermediate U.S. Government Bond Fund.
THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
This combined prospectus contains the information you should read and know before you invest in any of the Funds. Keep this prospectus for future reference.
The Funds have also filed a Combined Statement of Additional Information dated
         , 1995, with the Securities and Exchange Commission.  The information
---------
contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, obtain other information, or make inquiries about any of the Funds by writing to or calling the Funds at 1-
800-   -    .
    --- ----
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated           , 1995
                 ----------


   SYNOPSIS                  1                INVESTING IN THE FUNDS  21

     RISK FACTORS            1                 SHARE PURCHASES        21
   SUMMARY OF FUND EXPENSES  2                 MINIMUM INVESTMENT REQUIRED   21
                                               WHAT SHARES COST       21
   INVESTMENT OBJECTIVE AND POLICIES
                                               REDUCING THE SALES CHARGE     22
     OF
     EACH FUND               4

     EQUITY FUND             4
     PENNSYLVANIA INTERMEDIATE
      MUNICIPAL BOND FUND    7
     SHORT-TERM BOND FUND    9
     INTERMEDIATE U.S. GOVERNMENT
      BOND
      FUND                  10
   PORTFOLIO INVESTMENTS AND
     STRATEGIES             10

   COURT STREET GROUP OF FUNDS
     INFORMATION            17

     MANAGEMENT OF THE COURT STREET
      GROUP OF FUNDS        17
     DISTRIBUTION OF SHARES OF THE
      FUNDS                 19
     ADMINISTRATION OF THE FUNDS   19
     BROKERAGE TRANSACTIONS 20
     EXPENSES OF THE FUNDS  20
   NET ASSET VALUE          21


     SYSTEMATIC INVESTMENT PROGRAM 24
     CERTIFICATES AND CONFIRMATIONS
                            24
     DIVIDENDS AND CAPITAL GAINS   24
   EXCHANGE PRIVILEGE       24

     EXCHANGE BY TELEPHONE  25
     WRITTEN EXCHANGE       25
   REDEEMING SHARES         26

     SYSTEMATIC WITHDRAWAL PROGRAM 27
     ACCOUNTS WITH LOW BALANCES    27
   SHAREHOLDER INFORMATION  27

     VOTING RIGHTS          27
     MASSACHUSETTS PARTNERSHIP LAW 28
   EFFECT OF BANKING LAWS   28

   TAX INFORMATION          29

     FEDERAL INCOME TAX     29
     ADDITIONAL TAX INFORMATION FOR
      PENNSYLVANIA
      INTERMEDIATEMUNICIPAL BOND FUND
                            29
   PERFORMANCE INFORMATION  30

     PERFORMANCE INFORMATION FOR
      PREDECESSOR COMMON AND
      COLLECTIVE INVESTMENT FUNDS  31
   ADDRESSES                33


    SYNOPSIS

Court Street Funds, Inc. was incorporated under the laws of the State of
Maryland on             , 1995.  Court Street Funds was established as a
            ------------
Massachusetts business trust under a Declaration of Trust dated          , 1995.
                                                                ---------
Both the Articles of Incorporation and the Declaration of Trust permit the Funds to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. The Funds are designed for individuals and institutions as a convenient means of accumulating interests in professionally managed portfolios.
As of the date of this prospectus, Court Street Funds, Inc. is comprised of the following three portfolios:
      o Court Street Equity Fund ("Equity Fund")--seeks to provide growth of principal by investing primarily in the equity securities of high quality companies;
      o Court Street Short-Term Bond Fund ("Short-Term Bond Fund")--seeks to provide current income by investing primarily in investment grade debt securities, U.S. government securities, and mortgage-backed and asset-backed securities while maintaining a dollar-weighted average portfolio maturity of between one to three years; and
      o Court Street Intermediate U.S. Government Bond Fund ("Intermediate U.S. Government Bond Fund")--seeks to provide current income by investing primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities while maintaining an average portfolio maturity of between three to ten years.
In addition, as of the date of this prospectus, Court Street Funds consists of the following portfolio:


      o Court Street Pennsylvania Intermediate Municipal Bond Fund ("Pennsylvania Intermediate Municipal Bond Fund")--seeks to provide current income which is exempt from federal regular income tax and the personal and corporate income taxes imposed by the Commonwealth of Pennsylvania by investing primarily in Pennsylvania municipal securities while maintaining a dollar-weighted average portfolio maturity of between three to ten years. The Fund may not be a suitable investment for non-Pennsylvania taxpayers or retirement plans since it intends to invest in Pennsylvania municipal securities.
For information on how to purchase shares of any of the Funds, please refer to "Investing in the Funds." A minimum initial investment of $1,000 is required for each Fund. Subsequent investments must be in amounts of at least $50. Shares of each Fund are sold at net asset value plus any applicable sales charge, and are redeemed at net asset value. Information on redeeming shares may be found under "Redeeming Shares." The Funds are advised by Dauphin Deposit Bank and Trust Company ("Dauphin Deposit" or the "Adviser").
    RISK FACTORS
Investors should be aware of the following general considerations: the market value of fixed-income securities, which constitute a major part of the investments of some of the Funds, may vary inversely in response to changes in prevailing interest rates. The foreign securities in which some Funds may invest may be subject to certain risks in addition to those inherent in U.S. investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into financial futures contracts and related options as hedges. These risks and those associated with investing in mortgage-backed securities, when-issued securities, options and variable rate securities are described under "Investment Objective and Policies of Each Fund" and "Portfolio Investments and Strategies."




    SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                           Pennsylvania
                                                           Intermediate
                                                            Municipal
                                               Equity Fund  Bond Fund

Maximum Sales Load Imposedon Purchases (as a
  percentage of offering price)...........       4.75%       3.50%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)              None     None
Contingent Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable).....       None        None
Redemption Fees (as a percentage of amount
  redeemed, if applicable)................       None        None
Exchange Fee..............................       None        None

                        ANNUAL FUND OPERATING EXPENSES*
               (As a percentage of projected average net assets)

Management Fees (1).......................        .  %         .  %
                                                 - --         - --
12b-1 Fees (2)............................       0.00%        0.00%
Total Other Expenses......................        .  %         .  %
                                                 - --         - --
        Total Fund Operating Expenses (3).        .  %         .  %
                                                 - --         - --



     (1) The estimated management fees for the Equity Fund and the Pennsylvania Intermediate Municipal Bond Fund have been reduced to reflect the anticipated voluntary waiver of a portion of the management fee by the adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. With respect to the Equity Fund and the Pennsylvania Intermediate Municipal Bond Fund, the maximum management fees are 1.00% and 0.75%, respectively.
      (2) As of the date of this prospectus, the Funds are not paying or accruing 12b-1 fees. The Funds can pay up to 0.25% as a 12b-1 fee to the distributor. Certain trust clients of Dauphin Deposit Bank and Trust Company will not be affected by the distribution plan because the distribution plan will not be activated unless and until a second, "Trust," class of shares of the Funds (which would not have a Rule 12b-1 plan) are created and such clients' investments in the Funds are converted to such Trust class.
     (3)            The Total Fund Operating Expenses are estimated to be
        .  %and  .  %, for the Equity Fund and the Pennsylvania Intermediate
       - --     - --
       Municipal Bond Fund, respectively, had the maximum management fee and 12b-1 fee been in effect.

*Expenses in this table are estimated based on average expenses expected to be incurred during the fiscal year ending November 30, 1996. During the course of this period, expenses may be more or less than the average amount shown.

THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES,


SEE "COURT STREET GROUP OF FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." WIRE-TRANSFERRED REDEMPTIONS MAY BE SUBJECT TO ADDITIONAL FEES.

EXAMPLE                                        1 year     3 years
You would pay the following expenses on
a $1,000 investment assuming (a) 5% annual
return and (b) redemption at the end of each time
period.
      Equity Fund ........................     $          $
                                                --         --
      Pennsylvania Intermediate Municipal Bond Fund         $    $
                                                             --   --

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1996.



    SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                            Intermediate
                                               Short-Term U.S. Government
                                               Bond Fund    Bond Fund

Maximum Sales Load Imposedon Purchases (as a
  percentage of offering price)...........       3.50%       3.50%
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)              None     None


Contingent Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable).....       None        None
Redemption Fees (as a percentage of amount
  redeemed, if applicable)................       None        None
Exchange Fee..............................       None        None

                        ANNUAL FUND OPERATING EXPENSES*
               (As a percentage of projected average net assets)

Management Fees (1).......................        .  %         .  %
                                                 - --         - --
12b-1 Fees (2)............................       0.00%        0.00%
Total Other Expenses......................        .  %         .  %
                                                 - --         - --
        Total Fund Operating Expenses (3).        .  %         .  %
                                                 - --         - --

     (1) The estimated management fees for the Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund have been reduced to reflect the anticipated voluntary waiver of a portion of the management fee by the adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. With respect to the Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund, the maximum management fees are 0.75% and 0.75%, respectively.
      (2) As of the date of this prospectus, the Funds are not paying or accruing 12b-1 fees. The Funds can pay up to 0.25% as a 12b-1 fee to the distributor. Certain trust clients of Dauphin Deposit Bank and Trust Company will not be affected by the distribution plan because the distribution plan will not be activated unless and until a second, "Trust," class of shares of the Funds (which would not have a Rule 12b-1 plan) are created and such clients' investments in the Funds are converted to such Trust class.
     (3)            The Total Fund Operating Expenses are estimated to be  .  %
                                                                          - --
       and  .  %, for the Short-Term Bond Fund and the Intermediate U.S.
           - --
       Government Bond Fund, respectively, had the maximum management fee and 12b-1 fee been in effect.

*Expenses in this table are estimated based on average expenses expected to be incurred during the fiscal year ending November 30, 1996. During the course of this period, expenses may be more or less than the average amount shown.

THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "COURT STREET GROUP OF FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." WIRE-TRANSFERRED REDEMPTIONS MAY BE SUBJECT TO ADDITIONAL FEES.

EXAMPLE                                        1 year     3 years
You would pay the following expenses on
a $1,000 investment assuming (a) 5% annual
return and (b) redemption at the end of each time
period.
      Short-Term Bond Fund ...............     $          $
                                                --         --
      Intermediate U.S. Government Bond Fund              $      $
                                                           --     --

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1996.




    INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without the approval of the shareholders of such Fund. While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.
Unless indicated otherwise, the investment policies of a Fund may be changed by the Board of Trustees or the Board of Directors (hereinafter referred to as "Board Members") without the approval of the shareholders of such Fund. Shareholders will be notified before any material change in these policies becomes effective.
Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below, appears in the "Portfolio Investments and Strategies" section of this prospectus and in the Combined Statement of Additional Information.
    EQUITY FUND
The investment objective of the Equity Fund is to provide growth of principal. The Fund pursues its objective by investing primarily in the equity securities of high quality companies. Emphasis is placed on stocks where the market price of the stock appears low when compared to present earnings. The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly-held corporations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of U.S. companies. In most market conditions, the stocks comprising the Fund's assets will exhibit traditional value characteristics, such as higher than average sales growth, higher than average return on equity, low debt to equity ratios, and stocks of companies with high return on their invested capital.
ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:
      o Common Stocks. The Fund invests primarily in common stocks of companies selected by the Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects of the companies. In addition, the Fund may invest in preferred stocks of these companies. Most often, these companies will be classified as large or mid cap companies. Factors such as, but not limited to, product position, market share, potential earnings growth, asset values, and revenues may be considered by the Adviser in evaluating common stocks;
      o Convertible Securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives;
      o American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The Fund may invest up to 5% of its net assets in ADRs (see "Foreign Investments" under "Portfolio Investments and Strategies");
      o U.S. Government Securities (as defined under "Portfolio Investments and Strategies");
      o Corporate Obligations (as defined under "Portfolio Investments and Strategies");
      o Mortgage-Backed Securities (as defined under "Portfolio Investments and Strategies");
      o Put and Call Options (as defined below);
      o Futures and Options on Futures (as defined below); and
      o Money Market Instruments (as defined under "Portfolio Investments and Strategies").
PUT AND CALL OPTIONS. The Fund may purchase put options on its portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write covered call options on all or any portion of its portfolio to generate income. As a writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund will write call options on securities either held in its portfolio, or which it has the right to obtain without payment of further consideration, or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.
The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser.
Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund will not buy call options or write put options, other than to close out open option positions, without further notification to shareholders.
FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Futures contracts call for the delivery of particular instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.
Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.
The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.
The Fund may also write put options and purchase call options on futures contracts as a hedge against rising purchase prices of portfolio securities.
The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.
The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.
RISKS. When the Fund uses financial futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes.


In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.
It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.
SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts. There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements than applied to U.S. companies, and the possibility that there will be less information on such securities and their issuers available to the public. In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable United States securities. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any risk identified above appears to the Adviser to be substantial.


    PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
The investment objective of the Pennsylvania Intermediate Municipal Bond Fund is to provide current income which is exempt from federal regular income tax and the personal and corporate income taxes imposed by the Commonwealth of Pennsylvania. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) In addition, shares of the Fund are exempt from personal property taxes imposed by counties in Pennsylvania to the extent that the Fund invests in obligations that are exempt from such taxes. The Fund pursues its investment objective by investing primarily in Pennsylvania municipal securities. Interest income of the Fund that is exempt from federal regular income tax and Pennsylvania state personal and corporate income tax retains its tax-free status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Pennsylvania. Thus, the Fund may not be a suitable investment for non-Pennsylvania taxpayers or retirement plans. As a matter of investment policy, which may not be changed without shareholder approval, under normal market conditions at least 80% of the value of the Fund's net assets will be invested in Pennsylvania municipal securities. The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between three to ten years.
ACCEPTABLE INVESTMENTS. The Pennsylvania municipal securities in which the Fund invests include the following:
      o obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies, or instrumentalities (i.e., authorities);
      o debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and


      o participation interests, as described below, in any of the above obligations;
the interest from which is, in the opinion of bond counsel for the issuers or in the judgment of the Adviser to the Fund, exempt from both federal regular income tax and the personal and corporate income taxes imposed by the Commonwealth of Pennsylvania. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. CHARACTERISTICS. The municipal securities in which the Fund invests are:
      o rated within the four highest ratings for municipal securities by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa), Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or BBB); or
      o guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest; or
      o fully collateralized by an escrow of U.S. government securities or other securities acceptable to the Adviser; or
      o rated at the time of purchase within Moody's highest short-term municipal obligation rating (MIG1/VMIG1) or Moody's highest municipal commercial paper rating (PRIME-1) or S&P's highest municipal commercial paper rating (SP-1); or
      o unrated if, at the time of purchase, other municipal securities of that issuer are rated Baa or BBB or better by Moody's, S&P, or Fitch; or
      o unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Adviser.
If a security is subsequently downgraded, the Adviser will determine whether it continues to be an acceptable investment; if not, the security will be sold. Bonds rated BBB by S&P or Fitch or Baa by Moody's are investment grade, but have more speculative characteristics than A-rated bonds. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. A description of the rating categories is contained in the Appendix to the Combined Statement of Additional Information.
PARTICIPATION INTERESTS. The Fund may purchase participation interests in Pennsylvania municipal securities from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in Pennsylvania municipal securities held by such financial institutions. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Board Members will determine whether participation interests meet the prescribed quality standards for the Fund. VARIABLE RATE MUNICIPAL SECURITIES. Some of the Pennsylvania municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund. The Fund's Adviser has been instructed by the Board Members to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.
MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.
TEMPORARY INVESTMENTS. The Fund normally invests its assets in Pennsylvania municipal securities, as described above. However, from time to time, when the Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements.
There are no rating requirements applicable to temporary investments. However, the Adviser will limit temporary investments to those it considers to be of comparable quality to the Fund's acceptable investments.
Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or Pennsylvania state personal income tax.
PENNSYLVANIA MUNICIPAL SECURITIES. Pennsylvania municipal securities are generally issued to finance public works, such as airports, bridges, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Pennsylvania municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.


The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Industrial development bonds are typically classified as revenue bonds.
INVESTMENT RISKS. Yields on Pennsylvania municipal securities depend on a variety of factors, including, but not limited to: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Pennsylvania or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Pennsylvania municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Pennsylvania municipal securities which meet the Fund's quality standards may not be possible if the Commonwealth of Pennsylvania or its municipalities do not maintain their current credit ratings. In addition, any Pennsylvania constitutional amendments, legislative measures, executive orders, administrative regulations, or voter initiatives could result in adverse consequences affecting Pennsylvania municipal securities. NON-DIVERSIFICATION. The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investment among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers.
The Fund intends to comply with Subchapter M of the Internal Revenue Code, as amended. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.
    SHORT-TERM BOND FUND
The investment objective of the Short-Term Bond Fund is to provide current income. The Fund will invest primarily in investment grade debt securities, U.S. government securities, and mortgage-backed and asset-backed securities. In addition, the Fund may invest in taxable municipal obligations. Under normal market conditions, the Fund will invest at least 65% of its assets in bonds. The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between one to three years.
ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:
      o U.S. Government Securities (as defined under "Portfolio Investments and Strategies");
      o Corporate Obligations (as defined under "Portfolio Investments and Strategies");
      o Mortgage-Backed Securities (as defined under "Portfolio Investments and Strategies");
      o Asset-Backed Securities (as defined under "Portfolio Investments and Strategies"); and


      o Money Market Instruments (as defined under "Portfolio Investments and Strategies").
    INTERMEDIATE U.S. GOVERNMENT BOND FUND
The investment objective of the Intermediate U.S. Government Bond Fund is to provide current income. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in securities which are issued or guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities. For purposes of this 65% policy, the Fund will consider CMOs (as defined under "Portfolio Investments and Strategies") issued by U.S. government agencies or instrumentalities to be U.S. government securities. The remaining 35% of the Fund's assets may be invested in any of the securities discussed below. In addition, the Fund may invest in taxable municipal obligations. The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between three to ten years.
ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:
      o U.S. Government Securities (as defined under "Portfolio Investments and Strategies");
      o Mortgage-Backed Securities (as defined under "Portfolio Investments and Strategies");
      o Asset-Backed Securities (as defined under "Portfolio Investments and Strategies");
      o Corporate Obligations (as defined under "Portfolio Investments and Strategies"); and
      o Money Market Instruments (as defined under "Portfolio Investments and Strategies").


    PORTFOLIO INVESTMENTS AND STRATEGIES

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.
Examples of agencies and instrumentalities securities of which are permissible investments but may not always receive financial support from the U.S. government are: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.
MORTGAGE-BACKED SECURITIES. The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in mortgage-backed securities rated BBB or Baa or better by a nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently four basic types of mortgage-backed securities:


(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by a Fund as income, and the capital portion will be reinvested.
      ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in ARMS. ARMS are pass-through mortgage-backed securities with adjustable rather than fixed interest rates. The ARMS in which a Fund invests are issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.
      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may


      invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.
      A Fund will invest only in CMOs that are rated BBB or Baa or better by a nationally recognized statistical rating organization. A Fund may also invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which a Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) collateralized by pools of mortgages in which payment of principal and interest is dependent upon the underlying pool of mortgages with no U.S. government guarantee; or (iv) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.
      REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in REMICs REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.
ASSET-BACKED SECURITIES. The Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Funds may invest in asset-backed securities rated BBB or Baa or better by a nationally recognized statistical rating organization including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.
      INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.
      While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.
      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
CORPORATE OBLIGATIONS. The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in corporate obligations including preferred stocks and corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. Corporate debt obligations will normally be rated BBB or Baa or better by a nationally recognized statistical rating organization. Bonds rated BBB by S&P or Fitch or Baa by Moody's are investment grade, but have more speculative characteristics than A-rated bonds. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.
      FLOATING RATE CORPORATE DEBT OBLIGATIONS. The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund expect to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.
      Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.
      FIXED RATE CORPORATE DEBT OBLIGATIONS. The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.
      Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.
      VARIABLE RATE DEMAND NOTES. The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may purchase variable rate demand notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Funds with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."


BANK INSTRUMENTS. The Funds only invest in Bank Instruments either issued by an institution that has capital, surplus and undivided profits over $100 million or is insured by the Bank Insurance Fund or the Savings Association Insurance Fund. The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may purchase foreign Bank Instruments which include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information.
CREDIT FACILITIES. Demand notes are borrowing arrangements between a corporation and an institutional lender (such as a Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.
Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. A Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.
CREDIT ENHANCEMENT. Certain of the acceptable investments of the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may have been credit enhanced by a guaranty, letter of credit or insurance. A Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, a Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require a Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.
DEMAND FEATURES. The Equity Fund, The Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by a Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.
    MONEY MARKET INSTRUMENTS. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in U.S. and foreign short-term money market instruments, including:
      o commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2;
      o instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund, which is also administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");
      o obligations of the U.S. government or its agencies or instrumentalities;
      o repurchase agreements;
      o securities of other investment companies; and
      o other short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the other obligations in which a Fund may invest.
REPURCHASE AGREEMENTS. The securities in which each Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies, but will not own more than 3% of the total outstanding voting stock of any investment company, invest more than


5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. The Funds will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.
A Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.
LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board Members and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.
There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. RESTRICTED AND ILLIQUID SECURITIES. The Funds may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, each Fund will limit investments in illiquid securities, including (where applicable) restricted securities not determined by the Board Members to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.
BORROWING MONEY. The Funds will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.
DIVERSIFICATION. With respect to 75% of the value of total assets, the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items or securities issued or guaranteed by the government of the United


States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities or acquire more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.
    COURT STREET GROUP OF FUNDS INFORMATION

    MANAGEMENT OF THE COURT STREET GROUP OF FUNDS
BOARD MEMBERS. Court Street Funds, Inc. is managed by a Board of Directors. Court Street Funds is managed by a Board of Trustees. The Board Members are responsible for managing each Fund's business affairs and for exercising all of the powers of the Funds except those reserved for the shareholders.
INVESTMENT ADVISER. Pursuant to an investment advisory contract with both Court Street Funds, Inc. and Court Street Funds, investment decisions for the Funds are made by Dauphin Deposit Bank and Trust Company, the Funds' investment adviser, subject to direction by the Board Members. The Adviser continually conducts investment research and supervision for each Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual advisory fee from the assets of each Fund.
      ADVISORY FEES. The Adviser receives an annual investment advisory fee at annual rates equal to percentages of the relevant Fund's average net assets as follows: the Equity Fund--1.00% and the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund--0.75%. The Adviser has undertaken to reimburse each Fund, up to the amount of the advisory fee, for operating expenses in excess of limitations established by certain states. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Funds for certain operating expenses, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.


      ADVISER'S BACKGROUND. Dauphin Deposit is a wholly-owned subsidiary of Dauphin Deposit Corporation (the "Corporation"), a bank holding company. Through its subsidiaries and affiliates, the Corporation provides a comprehensive range of financial services to the public. The headquarters of both the Corporation and Dauphin Deposit are located at 213 Market Street, Harrisburg, PA 17105.
      Dauphin Deposit, and its divisions, Bank of Pennsylvania, Valleybank, and Farmers Bank, provides banking services through over 100 branch offices located in a nine county area in south central Pennylvania with regional headquarters in Harrisburg, Hanover, and Reading, Pennsylvania. Among the services offered to clients are commercial and consumer lending, time and regular savings and demand deposits, cash management, credit cards, and personal, corporate, and pension trust services. Mortgage lending is provided through its affiliate, Eastern Mortgage Services, Inc. As of June 30, 1995, Dauphin Deposit had assets in excess of $5 billion. Dauphin Deposit's Trust and Financial Services Group provides individuals, businesses, and municipalities with investment, custodial, and trust services. As of June 30, 1995, Trust and Financial Services had in excess of $2 billion under active managment. Although Dauphin Deposit has not previously served as an investment adviser to a mutual fund, it has managed, on behalf of its trust clients, eight common and collective investment funds having a market value in excess of $800 million.
      Hopper Soliday and Co., Inc. ("Hopper Soliday"), headquartered in Lancaster, Pennsylvania, is a wholly-owned subsidiary of the Corporation. Hopper Soliday's services include municipal finance, investment banking, securities underwriting, market making, institutional sales, retail brokerage, and other general securities businesses permitted for bank holding companies and their non-bank subsidiaries. Where permitted by law, the Adviser may seek to transact business with Hopper Soliday on behalf of the Funds (see "Brokerage Transactions").
      As part of its regular banking operations, Dauphin Deposit may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Dauphin Deposit. Because of the internal controls maintained by Dauphin Deposit to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Dauphin Deposit's or its affiliates' lending relationships with an issuer; therefore, the lending relationship will not be a factor in the selection of securities.
      PORTFOLIO MANAGERS' BACKGROUND. Samuel E. Long is an Equity Specialist and Vice President of Dauphin Deposit. Mr. Long joined Dauphin Deposit in November 1985 as Senior Equity Manager. From 1979 to 1985, Mr. Long was Resident Manager and Vice President of the Harrisburg branch office of W.H. Newbold's Son and Company, Inc. In this capacity, Mr. Long achieved the designations of Registered Options Principal, General Sales Supervisor, as well as Series III-Commodities Representative, and Series IV-General Securities Representative. From 1974 to 1979, Mr. Long managed an Equity Fund as well as Employee Benefit Accounts for Commonwealth National Bank, where his investment performance record ranked among the top-quartile of all Equity Managers throughout the United States. From 1969 to 1974, he was a Registered Investment Representative with Walston and Co. Mr. Long has been the portfolio
      manager for the Equity Fund since its inception in           of 1995.
                                                         ---------
      Daryl B. Girton is a Fixed Income Specialist and Vice President of Dauphin Deposit. He has been the Portfolio Manager of Dauphin Deposit's Employee Benefit Short Term Bond Fund and Personal Trust U.S. Government Fund since September of 1994. Mr. Girton worked for over 18 years with


      Fulton Bank, managing both fixed income and equity assets for personal, pension, and charitable accounts. Mr. Girton graduated from Thiel
      College with a B.A. in Business Administration and received an M.B.A.
      from Shippensburg University.  Mr. Girton is a Chartered Financial
      Analyst and a member of the Philadelphia Financial Analysts Society. Mr. Girton has been the portfolio manager for the Short-Term Bond Fund since
      its inception in              of 1995.
                       ------------
      Cathleen S. Saylor is a Fixed Income Specialist and Vice President of Dauphin Deposit. Ms. Saylor has been the Manager of Dauphin Deposit's Personal Trust Municipal Bond Fund (since 1987), Dauphin Deposit's Employee Benefit Fixed Income Fund (since 1985), and Dauphin Deposit's Personal Trust Fixed Income Fund (since 1985). She had previously managed Dauphin Deposit's Employee Benefit Short Term Bond Fund from 1987 to 1994. Ms. Saylor joined Dauphin Deposit in 1974 and is a former supervisor in the Trust Operations Securities Processing Department. She attended Harrisburg Area Community College for Business Administration
      and is a graduate of the Pennsylvania Bankers' Association Central Atlantic School of Trust. Ms. Saylor is a Chartered Financial Analyst
      and a member of the Baltimore Security Analysts Society. Ms. Saylor has been the portfolio manager for the Pennsylvania Intermediate Municipal Bond Fund and the Intermediate U.S. Government Bond Fund since their
      inception in              of 1995.
                   ------------
    DISTRIBUTION OF SHARES OF THE FUNDS
Edgewood Services, Inc. is the principal distributor for shares of the Funds.
It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood Services, Inc. is a subsidiary of Federated Investors.
DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), each Fund may pay to Edgewood Services, Inc., the distributor, an amount computed at an annual rate of up to one quarter of 1% of the average daily net asset value of that Fund's shares to finance any activity which is principally intended to result in the sale of that Fund's shares subject to the Plan. Certain trust clients of Dauphin Deposit will not be affected by the Plan because the Plan will not be activated unless and until a second, "Trust," class of shares of the Funds (which would not have a Rule 12b-1 plan) is created and such trust clients' investments in the Funds are converted to such Trust class.
The distributor may, from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares exceed such lower expense limitation as the distributor may, by notice to the Funds, voluntarily declare to be effective.
The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and support services as agents for their clients or customers who beneficially own shares. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.
The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.


The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of certain securities, including shares of registered open-end mutual fund companies. The Glass-Steagall Act does not prohibit such a depository institution from acting as investment adviser or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the advisory or custodial capacities described above or should Congress relax current restrictions on depository institutions, the Board Members will consider appropriate changes in the services.
State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as broker/dealers pursuant to state law.
ADMINISTRATIVE ARRANGEMENTS. The distributor may also pay financial institutions as directed by the Adviser a fee based upon the average daily net asset value of shares of their customers invested in each Fund for providing administrative services. This fee is in addition to the amounts paid under the Distribution Plan for administrative services, and, if paid, will be reimbursed by the Adviser and not a Fund.
    ADMINISTRATION OF THE FUNDS
ADMINISTRATIVE SERVICES. Federated Administrative Services ("FAS"), Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with the administrative personnel and services necessary to operate each Fund. Such services include certain legal and accounting services. FAS receives an annual administrative fee equal to .15 of 1% of the Funds' average aggregate daily net assets.


The administrative fee received during any fiscal year shall aggregate at least $75,000 per Fund. FAS may voluntarily choose to waive a portion of its fee at any time.
CUSTODIAN. Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, is custodian for the securities and cash of the Funds.
TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING SERVICES. Federated Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is transfer agent and dividend disbursing agent for the Funds. It also provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments.
INDEPENDENT AUDITORS. The independent auditors for the Funds are Ernst & Young LLP, Pittsburgh, Pennsylvania.
    BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of a Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board Members.
Notwithstanding the foregoing, to the extent consistent with applicable provisions of the Investment Company Act of 1940, Rule 17e-1, and other rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") under that Act, the Board Members have determined that all orders for transactions in securities or options on behalf of the Equity Fund will be placed by Dauphin Deposit with broker/dealers selected by Dauphin Deposit, including Hopper Soliday and other affiliated brokers. The Equity Fund may use a Hopper Soliday affiliated broker in a portfolio transaction when Dauphin Deposit believes that the affiliated broker's charge for the transaction does not exceed usual and customary levels and is likely to result in price and execution at least as favorable as those of other qualified broker/dealers.
    EXPENSES OF THE FUNDS
The Funds pay all of their own expenses and their allocable shares of Court Street Funds, Inc.'s and Court Street Funds' expenses. The expenses of each Fund include, but are not limited to, the cost of: organizing the Funds and continuing their existence; Board Members' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Funds and shares of the Funds; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and governmental agencies; meetings of Board Members and shareholders and proxy solicitations therefor; distribution fees; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise. However, the Adviser may voluntarily reimburse the Funds the amount, up to the amount of the advisory fee, by which operating expenses exceed limitations imposed by certain states.
    NET ASSET VALUE

Each Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.
    INVESTING IN THE FUNDS

    SHARE PURCHASES
Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business except on Martin Luther King


Day, Columbus Day, and Veterans' Day. Shares of the Funds may be purchased through Hopper Soliday or Dauphin Deposit. In connection with the sale of shares of the Funds, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request.
To purchase shares of the Funds through Hopper Soliday, call toll free 1-800-  -
                                                                             --
    .  Trust and institutional investors should contact their account officer to
----
make purchase requests through Dauphin Deposit. Texas residents must purchase shares of the Funds through Edgewood Services, Inc. at 1-800-618-3573. The order will be placed by Hopper Soliday when payment is received. Payment for shares purchased through Dauphin Deposit must be received on the next business day after placing the order.
BY CHECK.  Purchases of shares by check must be made payable to the Fund and
sent to Hopper Soliday,                                            , Lancaster,
                        -------------------------------------------
PA 17101.
BY WIRE. Shares of the Funds cannot be purchased by Federal Reserve Wire on Martin Luther King Day, Columbus Day, or Veterans' Day. To purchase shares by wire, Dauphin Deposit trust and institutional investors should contact their account officer. All other shareholders should contact Hopper Soliday.
    MINIMUM INVESTMENT REQUIRED
The minimum initial investment in a Fund by an investor is $1,000. Subsequent investments must be in amounts of at least $50. These minimums may be waived for purchases by the Trust and Financial Services Group of Dauphin Deposit and its affiliates for fiduciary or custodial accounts. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Funds.
    WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received, plus a sales charge, as follows:


Equity Fund:
                                   Sales Charge as      Sales Charge as
                                    a Percentage of     a Percentage of
            Amount of Transaction                  Public Offering Price   Net
Amount Invested
            Less than $50,000         4.75%              4.99%
            $50,000 but less than $100,000               4.50%   4.71%
            $100,000 but less than $250,000              4.00%   4.17%
            $250,000 but less than $500,000              3.50%   3.63%
            $500,000 or more          3.00%              3.09%
Pennsylvania Intermediate Municipal Bond Fund, Short-Term Bond Fund, and Intermediate U.S. Government Bond Fund:
                                   Sales Charge as      Sales Charge as
                                    a Percentage of     a Percentage of
            Amount of Transaction                  Public Offering Price   Net
Amount Invested
            Less than $100,000        3.50%              3.63%
            $100,000 but less than $250,000              3.00%   3.09%
            $250,000 but less than $500,000              2.50%   2.56%
            $500,000 or more          2.00%              2.04%

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day,


Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.
PURCHASES AT NET ASSET VALUE. Shares of the Funds may be purchased at net asset value, without a sales charge, by the Trust and Financial Services Division of Dauphin Deposit and their affiliates for accounts in which the Trust and Financial Services Division holds or manages assets, by trust companies, trust departments of other financial institutions, and by banks and savings and loans for their own accounts. Board Members, emeritus trustees, employees and retired employees of Court Street Funds, Inc. and Court Street Funds, Dauphin Deposit Corporation and its subsidiaries, including Dauphin Deposit and Hopper Soliday, or Edgewood Services, Inc. or their affiliates, or any bank or investment dealer who has a sales agreement with Edgewood Services, Inc. with regard to the Funds, and their spouses and children under 21, may also buy shares at net asset value, without a sales charge.
SALES CHARGE REALLOWANCE. For sales of shares of a Fund, a dealer will normally receive up to 85% of the applicable sales charge. For shares sold with a sales charge, Hopper Soliday will receive 85% of the applicable sales charge for purchases of shares of the Funds made directly through Hopper Soliday.
The sales charge for shares sold other than through Hopper Soliday or registered broker/dealers will be retained by the distributor. However, the distributor will, periodically, uniformly offer to pay to dealers additional amounts in the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. Such payments, all or a portion of which may be paid from the sales charge the distributor normally retains or any other source available to it, will be predicated upon the amount of shares of the Funds that are sold by the dealer.
    REDUCING THE SALES CHARGE


The sales charge can be reduced on the purchase of shares through:
      o quantity discounts and accumulated purchases;
      o signing a 13-month letter of intent;
      o using the reinvestment privilege; or
      o concurrent purchases.
QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases reduce the sales charge paid. The Funds will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.
If an additional purchase of shares of a Fund is made, each Fund will consider the previous purchases still invested in any of the Funds. For example, if a shareholder of the Equity Fund already owns shares having a current value at the public offering price of $30,000 and purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 4.75%.
To receive the sales charge reduction, Hopper Soliday or the distributor must be notified by the shareholder in writing or by the shareholder's financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. Each Fund will reduce the sales charge after it confirms the purchases.
LETTER OF INTENT. If a shareholder intends to purchase at least $50,000 of shares in the Equity Fund or $100,000 of shares in the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.75% (for the Equity Fund) or 3.50% (for the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S.


Government Bond Fund) of the total amount intended to be purchased in escrow (in shares of the Funds) until such purchase is completed.
The shares held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.
This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does so, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days; however, these previous purchases will not receive the reduced sales charge.
REINVESTMENT PRIVILEGE. If shares in the Funds have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge.
Hopper Soliday or the distributor must be notified by the shareholder in writing or by the shareholder's financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his shares in a Fund, there may be tax consequences. Shareholders contemplating such transactions should consult their own tax advisers.
CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more Funds in Court Street Group of Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in shares of the Equity Fund with a sales charge, and $20,000 in shares of another Fund with a sales charge, the sales charge would be reduced on both purchases. To receive this sales charge reduction, Hopper Soliday or the distributor must be notified by the shareholder in writing or by their financial institution at the time the concurrent purchases are made. The Funds will reduce the sales charge after they confirm the purchases.
    SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by a Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Hopper Soliday.
    CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Funds, Federated Services Company maintains a share
account for each shareholder.   Share certificates are not issued unless
requested in writing to a Fund.
Detailed confirmations of each purchase or redemption are sent to each shareholder. In addition, monthly confirmations are sent to report dividends paid during that month.
    DIVIDENDS AND CAPITAL GAINS
With respect to the Equity Fund, dividends are declared and paid quarterly.
With respect to the Pennsylvania Intermediate Municipal Bond Fund, Short-Term Bond Fund, and Intermediate U.S. Government Bond Fund, dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by a Fund. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Capital gains realized by a Fund, if any, will be distributed at least once every 12 months. Dividends and capital gains will be automatically reinvested in additional shares on payment dates at the ex-dividend date net asset value without a sales charge, unless cash payments are requested by writing to the Fund.
    EXCHANGE PRIVILEGE

Shareholders may exchange shares of one Fund for shares of any of the other Funds in the Court Street Group of Funds at net asset value, subject to certain conditions. In addition, shares of a Fund may be exchanged for shares of the following funds distributed by Federated Securities Corp.:
      o Federated Liberty U.S. Government Money Market Trust--a U.S. government money market fund; and
      o Pennsylvania Municipal Cash Trust (Institutional Service Shares)--a Pennsylvania municipal money market fund.
Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.
Shareholders who exercise this exchange privilege must exchange shares having a net asset value of at least $1,000. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the participating fund into which an exchange is to be made.
Exchanges are made at net asset value, plus the difference between a Fund's sales charge already paid and any applicable sales charge on shares of the fund to be acquired in the exchange.
The exchange privilege is available to shareholders residing in any state in which the participating fund shares being acquired may legally be sold. Upon receipt by Federated Services Company of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next determined net asset value. If the exchanging shareholder does not have an account in the participating fund whose shares are being acquired, a new account will be established with the same registration, dividend, and capital gain options as the account from which shares are exchanged, unless otherwise specified by the shareholder. In the case where the new account registration is not identical to that of the existing account, a signature guarantee is required. (See "Redeeming Shares by Mail.")
Exercise of this privilege is treated as a redemption and a new purchase for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The Funds reserve the right to modify or terminate the exchange privilege at any time. Shareholders would be notified prior to any modification or termination. Shareholders may obtain further information on the exchange privilege by calling their Hopper Soliday representative or an authorized broker.
    EXCHANGE BY TELEPHONE
Shareholders may provide instructions for exchanges between participating funds
by calling Hopper Soliday toll-free at 1-800-   -    .  In addition, investors
                                             --- ----
may exchange shares by calling their authorized broker directly.
An authorization form permitting the Funds to accept telephone exchange requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through a Hopper Soliday representative or authorized broker. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Telephone exchange instructions must be received by Hopper Soliday or an authorized broker and transmitted to Federated Services Company before 3:00 p.m. (Eastern time) for shares to be exchanged the same day. Shareholders who exchange into shares of the Funds will not receive a dividend from a Fund on the date of the exchange.


Shareholders of the Funds may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If shareholders cannot contact their Hopper Soliday representative or authorized broker by telephone, it is recommended that an exchange request be made in writing and sent by mail for next day delivery.
    WRITTEN EXCHANGE
An investor may exchange shares by sending a written request to Hopper Soliday,
                              , Lancaster, PA 17101.  In addition, trust and
------------------------------
institutional investors of Dauphin Deposit wishing to make an exchange by written request may do so by sending it to their trust officer, c/o Dauphin Deposit Bank and Trust Company, 213 Market Street, Harrisburg, PA 17101.
Any shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Services Company, the transfer agent, by a Hopper Soliday representative or authorized broker and deposited to the shareholder's account before being exchanged.
    REDEEMING SHARES

Each Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which a Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through Hopper Soliday or Dauphin Deposit.
BY TELEPHONE.  To redeem shares of a Fund through Hopper Soliday, call toll-free
1-800-   -    .  Trust and institutional investors of Dauphin Deposit should
      --- ----
contact their account officer to make redemption requests. Shares of a Fund will be redeemed at the net asset value next determined after a Fund receives the redemption request from Hopper Soliday or Dauphin Deposit.
A redemption request must be received by Hopper Soliday or Dauphin Deposit before 4:00 p.m. (Eastern time) in order for shares of a Fund to be redeemed at that day's net asset value. Redemption requests through registered broker/dealers must be received by Hopper Soliday before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Hopper Soliday and Dauphin Deposit are responsible for promptly submitting redemption requests and providing proper written redemption instructions to a Fund. Registered broker/dealers may charge customary fees and commissions for this service. In no event will proceeds be sent more than seven days after a proper request for redemption has been received.
An authorization form permitting a Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Hopper Soliday or Dauphin Deposit. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be utilized, such as a written request to Hopper Soliday or Dauphin Deposit.
If, at any time, a Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.
BY MAIL. Any shareholder may redeem shares of a Fund by sending a written request to Hopper Soliday. Trust and institutional investors should send a written request to Dauphin Deposit. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request. Shareholders should call Hopper Soliday or Dauphin Deposit for assistance in redeeming by mail.
SIGNATURES. Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:
      o a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");
      o a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
      o a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
      o any other "eligible guarantor institution," as defined in the
        Securities Exchange Act of 1934.
The Funds do not accept signatures guaranteed by a notary public.
The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.
Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.
    SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Hopper Soliday. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.
    ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.
    SHAREHOLDER INFORMATION

    COURT STREET FUNDS, INC.
VOTING RIGHTS. Each share of a Fund gives the shareholder one vote in Board Member elections and other matters submitted to shareholders for vote. All shares of each Fund in Court Street Funds, Inc have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund are entitled to vote.
As a Maryland corporation, Court Street Funds, Inc. is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of Court Street Funds, Inc. and for the election of Board Members under certain circumstances.


Board Members may be removed by the Board Members or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Board Members upon the written request of shareholders owning at least 10% of the outstanding shares of all series of Court Street Funds, Inc. entitled to vote.
    COURT STREET FUNDS
VOTING RIGHTS. Each share of a Fund gives the shareholder one vote in Board Member elections and other matters submitted to shareholders for vote.
As a Massachusetts business trust, Court Street Funds is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of Court Street Funds or a Fund and for the election of Board Members under certain circumstances.
Board Members may be removed by the Board Members or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Board Members upon the written request of shareholders owning at least 10% of the outstanding shares of all series of Court Street Funds entitled to vote.
MASSACHUSETTS PARTNERSHIP LAW. Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Court Street Funds. To protect shareholders, Court Street Funds has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of a Fund for such acts or obligations of Court Street Funds. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument Court Street Funds or its Board Members enter into or sign on behalf of a Fund.
In the unlikely event a shareholder of a Fund is held personally liable for Court Street Funds' obligations, Court Street Funds is required by the Declaration of Trust to use its property to indemnify, protect or compensate the shareholder. On request, Court Street Funds will defend any claim made and pay any judgment against a shareholder of a Fund for any act or obligation of Court


Street Funds. Therefore, financial loss resulting from liability as a shareholder of a Fund will occur only if Court Street Funds cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of a Fund.
    EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, or distributing certain types of securities such as shares of a registered open-end investment company. Such laws and regulations do not prohibit such a holding company or bank or non-bank affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Funds' Adviser, Dauphin Deposit, is subject to such banking laws and regulations. In addition, Dauphin Deposit may enter into brokerage transactions with Hopper Soliday, which is an affiliate of Dauphin Deposit (see "Brokerage Transactions").
Dauphin Deposit believes, based on the advice of its counsel, that it may perform the investment advisory services for any Fund contemplated by its advisory agreement with the Funds without violating the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Dauphin Deposit from continuing to perform all or a part of the above services for its customers and/or a Fund. In such event, changes in the operation of a Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment and redemption services then being provided by Dauphin Deposit, and the Board Members would consider alternative investment advisers and other means of continuing available investment services. It is not expected that Fund shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to Dauphin Deposit is found) as a result of any of these occurrences.


    TAX INFORMATION

    FEDERAL INCOME TAX
The Funds expect to pay no federal income tax because each Fund intends to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.
Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund will not be combined for tax purposes with those realized by any of the other Funds.
With respect to the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. Each Fund will provide detailed tax information for reporting purposes.
PENNSYLVANIA PERSONAL PROPERTY TAXES. With respect to the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
    ADDITIONAL TAX INFORMATION FOR PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND
    FUND
Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.
The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.
The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986 as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.
In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's


"adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.
Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by the Fund.
Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.
These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.
PENNSYLVANIA TAXES. Under existing Pennsylvania laws, distributions made by the Fund will not be subject to Pennsylvania income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, as amended, and represent (i) interest from obligations of the Commonwealth of Pennsylvania, or of any municipal corporation, or political subdivision thereof; or (ii) interest from obligations of the United States or its possessions. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Pennsylvania income taxes.


Fund shares are exempt from personal property taxes imposed by counties in Pennsylvania to the extent that the Fund invests in obligations that are exempt from such taxes. In addition, the Fund is not subject to Pennsylvania corporate taxes.
OTHER STATE AND LOCAL TAXES. Income from the Fund is not necessarily free from taxes in states other than Pennsylvania. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
    PERFORMANCE INFORMATION

From time to time, the Funds may advertise total return and yield. In addition, the Pennsylvania Intermediate Municipal Bond Fund may advertise tax-equivalent yield.
Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.
The yield of each Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each Fund over a thirty-day period by the maximum offering price per share of a Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
The tax-equivalent yield of the Pennsylvania Intermediate Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
The performance information normally reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield.
From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare the Funds' performance to certain indices.
    PERFORMANCE INFORMATION FOR PREDECESSOR COMMON AND COLLECTIVE INVESTMENT
    FUNDS
The Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund emanate from common and collective investment funds currently managed by the Adviser (the "Common and Collective Fund(s)"). It is anticipated that the assets from each Common and Collective Fund will be transferred to the corresponding Fund on or
about                 , 1995 in connection with each Fund's commencement of
      ----------------
operations.
Set forth below are certain performance data for the Common and Collective Funds, common trust funds currently managed by the Funds' Adviser. This information is deemed relevant because the Common and Collective Funds were managed using substantially the same investment objective, policies, and limitations as those used by each of the corresponding Funds. However, the past performance data shown below is not necessarily indicative of each Fund's future performance. Each Fund is actively managed, and its investments will vary from time to time. Each Fund's investments are not identical to the past portfolio investments of the Common and Collective Funds. Moreover, the Common and Collective Funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the performance information shown below has been adjusted to reflect the anticipated total expense ratios for each Fund. This adjustment has the effect of lessening the actual performance for the Common and Collective Funds. Because a sales load was not imposed on the Common and Collective Funds, the performance figures shown below have been adjusted to reflect the effect of the maximum sales load (i.e., 4.75% on the Equity Fund and 3.50% on the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, respectively) applicable to certain purchasers of each Fund. This adjustment further reduces the actual performance of the Common and Collective Funds. Corresponding performance figures which do not reflect the sales load are also provided.


                              Average Annual Total Return for the period ending , 1995*
----------
Predecessor Common Funds                  Reflecting Load
                                                             Since Inception
                                1 Year    3 Years  5 Years     (Insert Date)
    Personal Trust Equity Fund
    (COURT STREET EQUITY FUND)   . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
    Equity Fund for Tax-Exempt
      Organizations
    (COURT STREET EQUITY FUND)   . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
Municipal Bond Fund
(COURT STREET PENNSYLVANIA
      INTERMEDIATE MUNICIPAL BOND
      FUND)                      . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
U.S. Government Fixed Income Fund
(COURT STREET SHORT-TERM
      BOND FUND)                 . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
    Fixed Income Fund


    (COURT STREET INTERMEDIATE U.S.
      GOVERNMENT BOND FUND)      . %       . %       . %         . %
                               -- -      -- -      -- -        -- -

                                          Without Load
                                                             Since Inception
                                1 Year    3 Years  5 Years     (Insert Date)
    Personal Trust Equity Fund
    (COURT STREET EQUITY FUND)   . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
    Equity Fund for Tax-Exempt
      Organizations
    (COURT STREET EQUITY FUND)   . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
Municipal Bond Fund
(COURT STREET PENNSYLVANIA
      INTERMEDIATE MUNICIPAL BOND
      FUND)                      . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
U.S. Government Fixed Income Fund
(COURT STREET SHORT-TERM
      BOND FUND)                 . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
    Fixed Income Fund
    (COURT STREET INTERMEDIATE U.S.
      GOVERNMENT BOND FUND)      . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
   * The Average Annual Total Return for each Common Fund has been adjusted to reflect each corresponding Fund's anticipated expenses, net of voluntary waivers.


                              Average Annual Total Return for the period ending , 1995*
----------
Predecessor Collective Funds              Reflecting Load


                                                             Since Inception
                                1 Year    3 Years  5 Years     (Insert Date)
Employee Benefit Equity Fund
    (COURT STREET EQUITY FUND)   . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
Employee Benefit Short-Term Fixed
  Income Fund
(COURT STREET SHORT-TERM
      BOND FUND)                 . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
Employee Benefit Fixed Income Fund
    (COURT STREET INTERMEDIATE U.S.
      GOVERNMENT BOND FUND)      . %       . %       . %         . %
                               -- -      -- -      -- -        -- -

                                          Without Load
                                                             Since Inception
                                1 Year    3 Years  5 Years     (Insert Date)
Employee Benefit Equity Fund
    (COURT STREET EQUITY FUND)   . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
Employee Benefit Short-Term Fixed
  Income Fund
(COURT STREET SHORT-TERM
      BOND FUND)                 . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
Employee Benefit Fixed Income Fund
    (COURT STREET INTERMEDIATE U.S.
      GOVERNMENT BOND FUND)      . %       . %       . %         . %
                               -- -      -- -      -- -        -- -
   * The Average Annual Total Return for each Collective Fund has been adjusted to reflect each corresponding Fund's anticipated expenses, net of voluntary waivers.




    ADDRESSES


    Court Street Equity Fund
    Court Street Pennsylvania Intermediate Municipal Bond Fund
    Court Street Short-Term Bond Fund
    Court Street Intermediate U.S. Government Bond Fund

                                   Federated Investors Tower
                                   Pittsburgh, Pennsylvania  15222-3779



    Distributor
          Edgewood Services, Inc.  Clearing Operations
                                   P.O. Box 897
                                   Pittsburgh, Pennsylvania  15230-0897



    Investment Adviser
          Dauphin Deposit Bank and Trust Company

                                   213 Market Street
                                   Harrisburg, Pennsylvania 17101



    Custodian


          Dauphin Deposit Bank and Trust Company

                                   213 Market Street
                                   Harrisburg, Pennsylvania 17101



    Transfer Agent, Dividend Disbursing Agent, and Portfolio Accounting
    Services

          Federated Services Company      Federated Investors Tower
                                          Pittsburgh, Pennsylvania  15222-3779



    Independent Auditors
          Ernst & Young LLP        One Oxford Centre
                                   Pittsburgh, Pennsylvania 15219







                                      Combined Prospectus
                                      COURT STREET FUNDS, INC.
                                      COURT STREET FUNDS
                                      Open-End Management
                                      Investment Companies

                                                          , 1995
                                      --------------------





                          COURT STREET GROUP OF FUNDS
                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
   This Combined Statement of Additional Information relates to the following four portfolios (individually, the "Fund," or collectively, the "Funds") comprising the Court Street Group of Funds:

   EDGEWOOD SERVICES, INC.
                                   RE
    Distributor
    A subsidiary of FEDERATED INVESTORS
    Federated Investors Tower           Dauphin Deposit Bank and Trust Company
    Pittsburgh, PA  15222-3779               Investment Adviser
    CUSIP #s
    #######X (date)


       o  Court Street Equity Fund;
       o  Court Street Pennsylvania Intermediate Municipal Bond Fund;
       o  Court Street Short-Term Bond Fund; and
       o  Court Street Intermediate U.S. Government Bond Fund.
   This Combined Statement of Additional Information should be read with the
   combined prospectus of the Funds dated            , 1995.  This Statement
                                          -----------
   is not a prospectus itself.  To receive a copy of the prospectus, write to
   the Funds or call Hopper Soliday and Co., Inc. at 1-800-   -    .
                                                           --- ----
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA  15222-3779


                       Statement dated             , 1995
                                       ------------














           EDGEWOOD SERVICES, INC.

           Distributor                           Dauphin Deposit Bank and
           Trust Company
           A subsidiary of FEDERATED INVESTORS   Investment Adviser


  GENERAL INFORMATION ABOUT THE FUNDS  1       RESETS OF INTEREST       6
                                               CAPS AND FLOORS          6
  INVESTMENT OBJECTIVE AND POLICIES
                                               FOREIGN BANK INSTRUMENTS 7
   OF THE FUNDS           1                    WHEN-ISSUED AND DELAYED
                                                  DELIVERY TRANSACTIONS 7
                                               REPURCHASE AGREEMENTS    7
             CONVERTIBLE SECURITIES    1
                                              RESTRICTED AND ILLIQUID SECURITIES
             WARRANTS                  1                   7
                                              REVERSE REPURCHASE AGREEMENTS
             FUTURES AND OPTIONS TRANSACTIONS     2           8
                                               LENDING OF PORTFOLIO SECURITIES
             FUTURES CONTRACTS         2                  8
                                                PORTFOLIO TURNOVER
             "MARGIN" IN FUTURES TRANSACTIONS     2          8

             PENNSYLVANIA INVESTMENT RISKS
             PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS     28
             STOCK INDEX OPTIONS       3
             INVESTMENT LIMITATIONS   9
             CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES
             CONTRACTS                 3
             PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO
             SECURITIES                3
             WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO
             SECURITIES                3
             OVER-THE-COUNTER OPTIONS  4
             PENNSYLVANIA MUNICIPAL SECURITIES    4
             PARTICIPATION INTERESTS   4
             VARIABLE RATE MUNICIPAL SECURITIES   4
             MUNICIPAL LEASES          4
             WEIGHTED AVERAGE PORTFOLIO MATURITY  5
             ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")   5
             COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")   5
             REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")
                                       6
             PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES   6


             COURT STREET FUNDS, INC. MANAGEMENT
             THE FUNDS' TAX STATUS   17
             COURT STREET FUNDS MANAGEMENT   12
             SHAREHOLDERS' TAX STATUS  17
             TOTAL RETURN            18
             OFFICERS AND BOARD MEMBERS12
             FUND OWNERSHIP           13
             YIELD                   18
             DIRECTORS COMPENSATION-COURT STREET FUNDS, INC 13

             TAX-EQUIVALENT YIELD    18
             TRUSTEES COMPENSATION-COURT STREET FUNDS  13
             TRUSTEE LIABILITY        13
             TAX-EQUIVALENCY TABLE   18
             INVESTMENT ADVISORY SERVICES    14
             PERFORMANCE COMPARISONS 19
             ADVISER TO THE FUNDS     14
             APPENDIX                21
             ADVISORY FEES            14
             ADMINISTRATIVE SERVICES  14

             BROKERAGE TRANSACTIONS   14

             PURCHASING SHARES        15

             DISTRIBUTION PLAN        15
             ADMINISTRATIVE ARRANGEMENTS     15
             CONVERSION TO FEDERAL FUNDS     15
             DETERMINING NET ASSET VALUE     16

             DETERMINING MARKET VALUE OF SECURITIES    16
             VALUING MUNICIPAL BONDS  16
             USE OF AMORTIZED COST    16
             EXCHANGE PRIVILEGE       16

             REDEEMING SHARES         16

             REDEMPTION IN KIND       17
             TAX STATUS               17


    GENERAL INFORMATION ABOUT THE FUNDS

Court Street Group of Funds consists of the four investment portfolios contained in both Court Street Funds and Court Street Funds, Inc. Court Street Funds, Inc.
was incorporated under the laws of the State of Maryland on           , 1995.
                                                            ----------
Court Street Funds was established as a Massachusetts business trust under a
Declaration of Trust dated          , 1995.
                           ---------
As of the date of this Combined Statement of Additional Information, Court Street Funds, Inc. consists of three separate portfolios of securities which are as follows: Court Street Equity Fund ("Equity Fund"), Court Street Short-Term Bond Fund ("Short-Term Bond Fund"), and Court Street Intermediate U.S. Government Bond Fund ("Intermediate U.S. Government Bond Fund"). Court Street Funds consists of the following portfolio of securities which is as follows:
Court Street Pennsylvania Intermediate Municipal Bond Fund ("Pennsylvania Intermediate Municipal Bond Fund").
    INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

The combined prospectus discusses the objective of each Fund and the policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the combined prospectus.
The Funds' respective investment objectives cannot be changed without the approval of that Fund's shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees or the Board of Directors (hereinafter referred to as "Board Members") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
    CONVERTIBLE SECURITIES
The Equity Fund may invest in convertible securities. Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


    WARRANTS
The Equity Fund may invest in warrants. Warrants provide an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the underlying common stock. The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.
    FUTURES AND OPTIONS TRANSACTIONS
The Equity Fund may engage in futures and options transactions as described below. As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put and call options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on its portfolio securities and covered put options to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series.
    FUTURES CONTRACTS
The Equity Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Fund also may purchase and sell stock index futures to hedge against changes in prices. The Fund will not engage in futures transactions for speculative purposes.
A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.


    "MARGIN" IN FUTURES TRANSACTIONS
Unlike the purchase or sale of a security, the Equity Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.
The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
    PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
The Equity Fund may purchase listed put options on financial futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
    STOCK INDEX OPTIONS
The Equity Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.
The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
    CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS
In addition to purchasing put options on futures, the Equity Fund may write listed and over-the-counter call options on financial and stock index futures contracts (including cash-settled stock index options) to hedge its portfolio against an increase in market interest rates or a decrease in stock prices. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.
Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
    PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES
The Equity Fund may purchase put and call options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying securities from the seller.
    WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES
The Equity Fund may also write covered put and call options to generate income and thereby protect against price movements in particular securities in the Fund's portfolio. As the writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. As the writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.
The Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.
    OVER-THE-COUNTER OPTIONS
The Equity Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange.
    PENNSYLVANIA MUNICIPAL SECURITIES
     The Pennsylvania Intermediate Municipal Bond Fund may invest in Pennsylvania municipal securities which have the characteristics set forth in the prospectus.
     A Pennsylvania municipal security will be determined by the Fund's adviser to meet the quality standards established by the Board Members if it is of comparable quality to municipal securities within the Fund's rating requirements. The Board Members consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest, or the guarantor of payment by either of those issuers. The Fund is not required to sell a municipal security if the security's rating is reduced below the required minimum subsequent to its purchase by the Fund. The investment adviser considers this event, however, in its determination of whether the Fund should continue to hold the security in its portfolio. If Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Investors Service, Inc. ratings change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
     Examples of Pennsylvania municipal securities are:
     o municipal notes and municipal commercial paper;
     o serial bonds sold with differing maturity dates;
     o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;
     o bond anticipation notes sold prior to the issuance of longer-term bonds;
     o pre-refunded municipal bonds; and


     o general obligation bonds secured by a municipality pledge of taxation. PARTICIPATION INTERESTS
The Pennsylvania Intermediate Municipal Bond Fund may invest in participation interests. The financial institutions from which the Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).
    VARIABLE RATE MUNICIPAL SECURITIES
The Pennsylvania Intermediate Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable interest rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
    MUNICIPAL LEASES
The Pennsylvania Intermediate Municipal Bond Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.
In determining the liquidity of municipal lease securities, the Fund's investment adviser, under the authority delegated by the Board Members, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee: (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic, and financial characteristics and prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and (e) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.
    WEIGHTED AVERAGE PORTFOLIO MATURITY
The Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will determine their dollar-weighted average portfolio maturity by assigning a "weight" to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity of each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, each Fund will treat variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.
    ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")


The ARMS in which the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests will be issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as a Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.
Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.
While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.
    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")


The following example illustrates how mortgage cash flows are prioritized in the case of CMOs. Most of the CMOs in which the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests use the same basic structure:
(1) several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments;
(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; and
(3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.
Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by a Fund as income, and the capital portion is reinvested.
    REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")
The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in REMICs. REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.
    PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in privately issued mortgage-related securities. Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by non-government related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.
    RESETS OF INTEREST
The interest rates paid on the ARMS, CMOs, and REMICs in which the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.
To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.
    CAPS AND FLOORS
The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.


    FOREIGN BANK INSTRUMENTS
The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in foreign bank instruments. Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information. These factors will be carefully considered by a Fund's adviser in selecting investments for a Fund.
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Funds may engage in when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.


    REPURCHASE AGREEMENTS
The Funds require their custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by a Fund's adviser to be creditworthy pursuant to guidelines established by the Board Members.
    RESTRICTED AND ILLIQUID SECURITIES
The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and treats such commercial paper as liquid. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.
The ability of the Board Members to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving resales of otherwise restricted securities to qualified institutional buyers without registration of securities under the Securities Act of 1933. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Funds believe that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Board Members. The Board Members may consider the following criteria in determining the liquidity of certain restricted securities:
      o the frequency of trades and quotes for the security;
      o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
      o dealer undertakings to make a market in the security; and
      o the nature of the security and the nature of the marketplace trades. REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.


    LENDING OF PORTFOLIO SECURITIES
The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
    PORTFOLIO TURNOVER
The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. It is not anticipated that the portfolio trading engaged in by the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will result in its annual rates of portfolio turnover exceeding 75%, 50%, 90%, and 90%, respectively.
    PENNSYLVANIA INVESTMENT RISKS

The Pennsylvania Intermediate Municipal Bond Fund invests in obligations of the Commonwealth of Pennsylvania (the "State") and obligations of its political subdivisions, agencies, or instrumentalities which results in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on official statements relating to securities issued by the State that are believed to be reliable but should not be considered as a complete description of all relevant information.
Fiscal operations improved gradually since the $1.1 billion deficit in 1991.
The deficit was nearly eliminated in 1992 with the addition of increased taxes. During fiscal 1993, Pennsylvania focused on expenditure reductions while revenues were stabilized and reserves were increased by $24 million. Fiscal 1994 saw further improvement in revenues and ended with a surplus of $336 million. Revenues are expected to increase slightly in fiscal 1995, but the State has budgeted an increase in appropriations which will decrease the Budget Stabilization Fund to $4.1 million due to the projected operating deficit of $297 million. Also, it should be noted that due to the length and severity of the 1991 recession, coupled with the structural changes in the industrial landscape, several municipalities have undergone severe financial stress and are still vulnerable to further economic cycles.
Historically, the State's economy was largely composed of heavy industry that was concentrated in steel production, coal and railroads. The reliance on these industries, especially the steel sector, has declined and the economy has diversified into services and trade sectors. Presently, services and trade compose over 50% of the economy. Unemployment in the State over the past two years has surpassed the national average and population growth, as in many of the industrial states, has been motionless.
The debt ratings further demonstrate the overall condition of the State. The State maintains an A1 rating by Moody's that has been in effect since 1986. Standard & Poor's Ratings Group rates the State AA- since 1985.
The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.
    INVESTMENT LIMITATIONS

     SELLING SHORT AND BUYING ON MARGIN
     The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. With respect to the Equity Fund, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
     ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Funds will not issue senior securities, except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that the Equity Fund may enter into futures contracts and options. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.
     PLEDGING ASSETS
     The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges (where applicable): margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
     DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, each Fund (with the exception of the Pennsylvania Intermediate Municipal Bond Fund) will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.
     UNDERWRITING
     The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
     INVESTING IN REAL ESTATE
     The Funds will not purchase or sell real estate, including limited partnership interests, although the Funds may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. INVESTING IN COMMODITIES
     The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.
     LENDING CASH OR SECURITIES


     The Funds will not lend any of its assets, except portfolio securities. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or Declaration of Trust or Articles of Incorporation, as applicable.
     The Pennsylvania Intermediate Municipal Bond Fund may, however, acquire publicly or non-publicly issued municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Articles of Incorporation.
     CONCENTRATION OF INVESTMENTS
     The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will not invest 25% or more of the value of their respective total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
     The Pennsylvania Intermediate Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items.
The above investment limitations cannot be changed with respect to a Fund without shareholder approval of a majority of that Fund's shares. The following investment limitations may be changed by the Board Members without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


     INVESTING IN NEW ISSUERS
     The Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will not invest more than 5% of the value of their respective total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.
     The Pennsylvania Intermediate Municipal Bond Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
     INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND BOARD OF DIRECTORS OF THE COURT STREET FUNDS, INC.
     A Fund will not purchase or retain the securities of any issuer if the officers and Board of Directors of Court Street Funds, Inc. or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
     INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND BOARD OF TRUSTEES OF THE COURT STREET FUNDS
     A Fund will not purchase or retain the securities of any issuer if the officers and Board of Trustees of Court Street Funds or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Funds will limit their respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Funds will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.
     INVESTING IN RESTRICTED SECURITIES
     The Funds will not invest more than 10% (5% for the Equity Fund) of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under
     Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board Members.
     INVESTING IN ILLIQUID SECURITIES
     The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including, (where applicable), repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable fixed time deposits with maturities over seven days, and certain restricted securities not determined by the Board Members to be liquid.
     INVESTING IN MINERALS
     A Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although they may invest in the securities of issuers which invest in or sponsor such programs. PURCHASING SECURITIES TO EXERCISE CONTROL
     A Fund will not purchase securities of a company for the purpose of exercising control or management.
     INVESTING IN WARRANTS
     The Equity Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall


     5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.
     ARBITRAGE TRANSACTIONS
     The Equity Fund will not enter into transactions for the purpose of engaging in arbitrage.
     INVESTING IN PUT OPTIONS
     The Equity Fund will not purchase put options on securities other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.
     WRITING COVERED CALL OPTIONS
     The Equity Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Funds do not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.
For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
To comply with registration requirements in certain states, the Equity Fund
(1) will limit the aggregate value of the assets underlying covered call options or put options written by the Fund to not more than 25% of its net assets,
(2) will limit the premiums paid for options purchased by the Fund to 5% of its net assets, and (3) will limit the margin deposits on futures contracts entered into by the Fund to 5% of its net assets. (If state requirements change, these restrictions may be revised without shareholder notification.)


    COURT STREET FUNDS, INC. MANAGEMENT
    COURT STREET FUNDS MANAGEMENT

    OFFICERS AND BOARD MEMBERS
Officers and Directors/Trustees are listed with their addresses, birthdates, present positions with Court Street Funds, Inc. and Court Street Funds and principal occupations.


    Edward C. Gonzales *
    Federated Investors Tower
    Pittsburgh, Pennsylvania
Birthdate:  October 22, 1930
Chairman, President, Treasurer, and Director of Court Street Funds, Inc. Chairman, President, Treasurer, and Trustee of Court Street Funds
Vice President, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of certain investment companies distributed, organized, or advised by Federated Investors and its affiliates (Federated Funds); Executive Vice President, President, or Trustee of the Federated Funds.




    George D. McKeon
    107 Marlin Drive
    Duck, North Carolina
Birthdate:
            ----------------
Director of Court Street Funds, Inc.
Trustee of Court Street Funds
Formerly, Head of Trust and Financial Services, Dauphin Deposit Bank and Trust Company (retired February 1990).


    Gary Mozenter
    1180 Gantt Drive
    Huntingdon Valley, Pennsylvania
Birthdate:
            ----------------
Director of Court Street Funds, Inc.
Trustee of Court Street Funds
Formerly, Vice Chairman and Partner, Coopers & Lybrand, Philadelphia office (retired 1994).


    Richard Seidel
    770 Hedges Lane
    Strafford, Pennsylvania
Birthdate:
            ----------------
Director of Court Street Funds, Inc.
Trustee of Court Street Funds
President and Director of Girard Partners, Ltd. (1994 to present); President and Director of The Fairfield Group, Inc. (1983-1993).




    Jeffrey W. Sterling
    Federated Investors Tower
    Pittsburgh, Pennsylvania
Birthdate:  February 5, 1947
Vice President and Assistant Treasurer of Court Street Funds, Inc. and Court Street Funds
Vice President, Federated Administrative Services; Vice President and Assistant Treasurer of some of the Federated Funds.


    C. Grant Anderson
    Federated Investors Tower
    Pittsburgh, Pennsylvania
Birthdate:  November 6, 1940
Secretary of Court Street Funds, Inc and Court Street Funds
Corporate Counsel, Federated Investors; Partner of Rogers and Wells, a New York based law firm, from 1973 to June 1991.


* This Director/Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
    FUND OWNERSHIP
Officers and Board Members own less than 1% of the outstanding shares of each Fund.
    DIRECTORS COMPENSATION--COURT STREET FUNDS, INC. (THE "CORPORATION")


                  AGGREGATE
NAME ,          COMPENSATION


POSITION WITH       FROM          TOTAL COMPENSATION PAID
THE CORPORATION THE CORPORATION*#   FROM FUND COMPLEX +


Edward C. Gonzales
Chairman, President,
Treasurer, and Director    $       $      for the Corporation and
                             -----  -----
                           1 other investment company in the Fund Complex
George D. McKeon
Director         $         $      for the Corporation and
                   -----    -----
                           1 other investment company in the Fund Complex
Gary Mozenter
Director         $         $      for the Corporation and
                   -----    -----
                           1 other investment company in the Fund Complex
Richard Seidel
Director         $         $      for the Corporation and
                   -----    -----
                           1 other investment company in the Fund Complex


*Information is estimated for the period from [month/date/year], organization date of the Corporation, to [fiscal year end].
#The aggregate compensation is provided for the Corporation which is comprised of three portfolios.
+The information is provided for the upcoming calendar year.


    TRUSTEES COMPENSATION--COURT STREET FUNDS (THE "TRUST")


                  AGGREGATE


NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
THE TRUST        THE TRUST*#        FROM FUND COMPLEX +


Edward C. Gonzales
Chairman, President,
Treasurer, and Trustee     $       $      for the Trust and
                             -----  -----
                           1 other investment company in the Fund Complex
George D. McKeon
Trustee          $         $      for the Trust and
                   -----    -----
                           1 other investment company in the Fund Complex
Gary Mozenter
Trustee          $         $      for the Trust and
                   -----    -----
                           1 other investment company in the Fund Complex
Richard Seidel
Trustee          $         $      for the Trust and
                   -----    -----
                           1 other investment company in the Fund Complex


*Information is estimated for the period from [month/date/year], organization date of the Trust, to [fiscal year end].
#The aggregate compensation is provided for the Trust which is comprised of one portfolio.
+The information is provided for the upcoming calendar year.
    TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Board Members will only be liable for their own willful defaults. If reasonable care has been exercised in the selection of officers, agents, employees, or investment advisers, a Trustee shall not be liable for any neglect or wrongdoing of any such person. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
    INVESTMENT ADVISORY SERVICES

    ADVISER TO THE FUNDS
The Funds' investment adviser is Dauphin Deposit Bank and Trust Company ("Dauphin Deposit" or the "Adviser"). It is a wholly-owned subsidiary of Dauphin Deposit Corporation.
The adviser shall not be liable to Court Street Funds, Inc., Court Street Funds, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Funds.
    ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
     STATE EXPENSE LIMITATIONS
    The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If a Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will reimburse a Fund for its expenses over the limitation.


    If a Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
    This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
    ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus.
Under the custodian agreement, Dauphin Deposit Bank and Trust Company holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Dauphin Deposit's fees for custody services are based upon the market value of Fund securities held in custody plus certain securities transaction charges.
    BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board Members.
The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser and may include:
      o advice as to the advisability of investing in securities;


      o security analysis and reports;
      o economic studies;
      o industry studies;
      o receipt of quotations for portfolio evaluations; and
      o similar services.
The Adviser exercises reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Research services provided by brokers and dealers may be used by the Adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.
The Board Members have determined that portfolio transactions for the Equity Fund may be executed through Hopper Soliday and other affiliated broker/dealers if, in the judgment of Dauphin Deposit, the use of Hopper Soliday or an affiliated broker is likely to result in prices and execution at least as favorable as those of other qualified broker/dealers and if, in such transactions, the affiliated broker/dealer charges the Equity Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Hopper Soliday will not participate in commissions from brokerage given by the Equity Fund to other brokers or dealers. In addition, pursuant to an exemption granted by the SEC, the Equity Fund may engage in transactions involving certain money market instruments with Hopper Soliday or particular affiliates acting as principal. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.
Under rules adopted by the SEC, Hopper Soliday may not execute transactions for the Equity Fund on the floor of any national securities exchange, but may effect transactions for the Equity Fund by transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with Hopper Soliday. Hopper Soliday will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Equity Fund. The Equity Fund has been advised by Hopper Soliday that on most transactions, the floor brokerage generally constitutes from between three-quarters of a cent and one cent per share, which may be as high as 20% of the total commissions paid.
    PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares of the Funds are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Funds is explained in the prospectus under "Investing in the Funds."
    DISTRIBUTION PLAN
With respect to the Funds, Court Street Funds, Inc. and Court Street Funds have each adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the "Plan"). Each Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of a Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating each Plan. Pursuant to each Plan, the distributor may pay fees to brokers and others for such services.


The Board Members expect that the adoption of a Plan will assist a Fund in selling a sufficient number of shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and thereby assist a Fund in seeking to achieve its investment objective.
    ADMINISTRATIVE ARRANGEMENTS
The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding a Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as a Fund may reasonably request.
    CONVERSION TO FEDERAL FUNDS
It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
    DETERMINING NET ASSET VALUE

The net asset value generally changes each day. The days on which the net asset value is calculated by the Funds are described in the prospectus.
    DETERMINING MARKET VALUE OF SECURITIES
Market or fair values of the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund's portfolio securities, other than options, are determined as follows:


      o for equity securities, according to the last sale price on a national securities exchange, if applicable;
      o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
      o for unlisted equity securities, latest bid prices;
      o for bonds and other fixed income securities, as determined by an independent pricing service;
      o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
      o for all other securities, at fair value as determined in good faith by the Board Members.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Equity Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of options trading on such exchanges unless the Board Members determine in good faith that another method of valuing option positions is necessary.
    VALUING MUNICIPAL BONDS
With respect to the Pennsylvania Intermediate Municipal Bond Fund, the Board Members use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.
    USE OF AMORTIZED COST
With respect to the Pennsylvania Intermediate Municipal Bond Fund, the Board Members have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Board Members periodically assess this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Board Members.
    EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange shares of that Fund for shares of other Funds advised by Dauphin Deposit subject to certain conditions. Exchange procedures are explained in the prospectus under "Exchange Privilege."
    REDEEMING SHARES

Each Fund redeems shares at the next computed net asset value after a Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays when wire transfers are restricted.
    REDEMPTION IN KIND
Court Street Funds, Inc. and Court Street Funds have elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which the Funds are obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.
Any redemption beyond this amount will also be in cash unless the Board Members determine that payments should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as a Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board Members deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
    TAX STATUS

    THE FUNDS' TAX STATUS
The Funds will pay no federal income tax because each Fund expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:
      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
      o derive less than 30% of its gross income from the sale of securities held less than three months;
      o invest in securities within certain statutory limits; and
      o distribute to its shareholders at least 90% of its net income earned during the year.
    SHAREHOLDERS' TAX STATUS
With respect to the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
With respect to the Pennsylvania Intermediate Municipal Bond Fund, no portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations.
     CAPITAL GAINS
    With respect to the Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.
    With respect to the Pennsylvania Intermediate Municipal Bond Fund, capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
     Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.
    TOTAL RETURN

The average annual total return for each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions.
    YIELD

The yield for each Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by each Fund over a thirty-day period by the maximum offering price per share of each Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.
    TAX-EQUIVALENT YIELD

The tax-equivalent yield for the Pennsylvania Intermediate Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming the maximum effective federal tax rate for individuals, and also assuming that income is 100% tax-exempt.


    TAX-EQUIVALENCY TABLE


The Pennsylvania Intermediate Municipal Bond Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.
                         TAXABLE YIELD EQUIVALENT FOR 1995

                               STATE OF PENNSYLVANIA

                  COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
              17.80%  30.80%     33.80%      38.80%     42.40%



    JOINT        $1- $39,001-   $94,251-   $143,601-     OVER
    RETURN    39,000  94,250    143,600     256,500    256,500

    SINGLE       $1- $23,351-   $56,551-   $117,951-     OVER
    RETURN    23,350  56,550    117,950     256,500    256,500


TAX-EXEMPT
YIELD                    TAXABLE YIELD EQUIVALENT


     1.50%     1.82%    2.17%     2.27%      2.45%       2.60%
     2.00%     2.43%    2.89%     3.02%      3.27%       3.47%
     2.50%     3.04%    3.61%     3.78%      4.08%       4.34%
     3.00%     3.65%    4.34%     4.53%      4.90%       5.21%
     3.50%     4.26%    5.06%     5.29%      5.72%       6.08%


     4.00%     4.87%    5.78%     6.04%      6.54%       6.94%
     4.50%     5.47%    6.50%     6.80%      7.35%       7.81%
     5.00%     6.08%    7.23%     7.55%      8.17%       8.68%
     5.50%     6.69%    7.95%     8.31%      8.99%       9.55%
     6.00%     7.30%    8.67%     9.06%      9.80%      10.42%



Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
    PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:
      o portfolio quality;
      o average portfolio maturity;
      o type of instruments in which the portfolio is invested;
      o changes in interest rates and market value of portfolio securities;
      o changes in each Fund's expenses; and
      o various other factors.
Each Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:
      o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return.
        Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature.
      o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index.
        Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
      o THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES are unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.
      o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected large capitalization, well-established blue-chip industrial corporations as well as public utility and transportation companies.
        The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries.
      o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than


        1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
      o MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term U.S. government securities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
      o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is comprised of issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds is between 1 and 9.9 years.
      o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and maximum maturity of 9.9 years are included.
      o LEHMAN BROTHERS GENERAL OBLIGATION MUNICIPAL BOND INDEX is comprised of state general obligation debt issues. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total return calculated for one, three, and twelve month periods as well as year-to-date.
      o LEHMAN BROTHERS FIVE-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.
      o LEHMAN BROTHERS TEN-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised on the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated as of the index inception, December 31, 1979.
      O LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX is comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year and maximum maturity of
        2.9 years are included.
Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on quarterly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load.


    APPENDIX

STANDARD AND POOR'S RATINGS GROUP MUNICIPAL/CORPORATE BOND RATING DEFINITIONS AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Group does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC., MUNICIPAL/CORPORATE BOND RATING DEFINITIONS AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
NR--Not rated by Moody's Investors Service, Inc.
FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATING DEFINITIONS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch Investors Service, Inc. does not rate the specific issue.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATING DEFINITIONS P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
      o Leading market positions in well established industries.
      o High rates of return on funds employed.
      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
      o Well-established access to a range of financial markets and assured sources of alternate liquidity.
P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATING DEFINITIONS F-1+--(Exceptionally Strong Credit Quality). Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--(Very Strong Credit Quality). Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2--(Good Credit Quality). Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.
















PART C. OTHER INFORMATION.

Item 24.  Financial Statements and Exhibits:

                                                                         CUSIP #
                                                                    Product Code



          (a)  Financial Statements (to be filed by Amendment)
          (b)  Exhibits:
                (1) Conformed Copy of Declaration of Trust of the Registrant; +
                 (i) Conformed copy of Amendment No. 1 to Declaration of Trust dated September 1, 1995; +
             (2) Copy of By-Laws of the Registrant; (to be filed by Amendment)
             (3) Not applicable;
             (4) Copy of Specimen Certificate for Shares of Beneficial Interest
                 of the Registrant; (to be filed by Amendment)
                (5) Conformed Copy of Investment Advisory Contract of the
                    Registrant; (to be filed by Amendment)
                (6)   (i)Conformed Copy of Distributor's Contract of the
                         Registrant; (to be filed by Amendment)
                  (ii)Conformed Copy of Administrative Agreement; (to be filed by Amendment)
            (7) Not applicable;
            (8) Conformed Copy of Custodian Agreement of the Registrant; (to be
                filed by Amendment)
             (9) Conformed Copy of Transfer Agency and Service Agreement of the
                 Registrant; (to be filed by Amendment)
               (10) Conformed Copy of Opinion and Consent of Counsel as to
                    legality of shares being registered; (to be filed by Amendment)
               (11) Conformed Copy of Consent of Independent Auditors; (to be
                    filed by Amendment)
               (12) Not applicable;
               (13) Conformed Copy of Initial Capital Understanding; (to be
                    filed by Amendment)


               (14) Not applicable;
               (15)   (i)Conformed Copy of Distribution Plan; (to be filed by
                         Amendment)
                     (ii)Copy of Dealer Agreement; (to be filed by Amendment)
                    (iii)Copy of 12b-1 Agreement; (to be filed by Amendment)
               (16) Copy of Schedule for Computation of Fund Performance Data;
               (17) Not applicable;
               (18) Not applicable;
               (19) Conformed Copy of Power of Attorney; +

Item 25.  Persons Controlled by or Under Common Control with Registrant:

          None

+    All exhibits have been filed electronically.


 Item 26. Number of Holders of Securities:

                                        Number of Record Holders
          Title of Class                as of

          Shares of beneficial interest
          (no par value)

          Court Street Pennsylvania
             Intermediate Municipal Bond Fund
                                                       ---



Item 27.  Indemnification:

      Indemnification is provided to Officers and Trustees of the Registrant pursuant to Section 4 of Article XI of Registrant's Declaration of Trust. The Investment Advisory Contract between the Registrant and Dauphin Deposit Bank and Trust Company ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

     Insofar as indemnification for liabilities arising under the Securities
      Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
      Insofar as indemnification for liabilities may be permitted pursuant to
      Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or
      (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 28.  Business and Other Connections of Investment Adviser:

    For a description of the other business of the investment adviser, see the section entitled "Court Street Group of Funds Information - Management of the Court Street Group of Funds" in Part A.

    The principal executive officers and directors of the Trust's Investment Adviser are set forth in the following tables. Unless otherwise noted, the position listed under other Substantial Business, Profession, Vocation, or Employment is with Dauphin Bank and Trust Company.

   (1)                     (2)                    (3)
                                              Other Substantial
                       Position with          Business, Profession,
Name                   the Adviser            Vocation or Employment

Christopher R. JenningsChairman of the        Chairman of the Board
Board, CEO, and          and CEO, Dauphin     Director  Deposit Corporation

Paul B. Shannon        President, Chief Credit
                       Policy Officer, and
                       Director

Dennis L. Dinger       Senior Executive Vice
                       President, Chief Fiscal
                       and Administrative Officer


                       and Assistant Treasurer

Richard B. Brokenshire Executive Vice President
                       and COO

Rick A. Gold           Executive Vice President,
                       Manager-Trust and Financial
                       Services

Lawrence J. LaMaina, Jr.                      President-Southern Vice Chairman,
Dauphin
                       Division, Executive    Deposit Corporation
                       Vice President-DDB,
                       and Director

Stewart P. McEntee     Executive Vice President
                       and Chief Marketing
                       Officer

Leon S. Myers          Executive Vice President

Donald. H. Ross        Executive Vice President
                       and Deputy Director of
                       Community Banking

Robert A. Rupel        President-Eastern Division
                       and Executive Vice
                       President-DDB


Kenneth H. Sallade     Executive Vice President and
                       Chief Investment Officer

Michael D. Zarcone     President-Central Division
                       and Executive Vice
                       President-DDB

Claire D. Flemming     Senior Vice President and
                       Corporate Secretary

Joseph T. Lysczek, Jr. Senior Vice President and
                       Treasurer

James J. Trupp, Jr.    Senior Vice President and
                       General Auditor

Jackie Rothchild       Senior Vice President and
                       Deputy Director of Comunity
                       Banking

George W. Kemp         Executive Vice President,
                       Corporate Counsel, and
                       Secretary

J. Edward Beck, Jr.    Director               President, Bitreck Corp.

John R. Buchart        Director               Retired Chairman of the
                                              Board, H.G. Rotz
                       Associates, Inc.



James O. Green         Director               Retired Chairman of the
                       Board, Green's Dairy,                Inc.

Alfred G. Hemmerich    Director               Retired President,
                                              Green Hills Management Company

Lee H. Javitch         Director               Private Investor, Former
Chairman of the                               Board, Giant Food Stores, Inc.

Richard E. Jordan, II  Director               Chairman of the Board,       L.B.
Smith, Inc.

William T. Kirchhoff   Director               Executive Vice
                       President, Cleveland                 Brothers Equipment
                       Company, Inc.

Andrew Maier, II       Director               President, Maier's
                       Bakery

Robert F. Nation       Director               President, Penn Harris Company

Elmer E. Naugle        Director               Retired Fiscal Officer,
                       Shippensburg University

Walter F. Raab         Director                     Chairman of the
                       Executive Committee of       the Board of Directors,
                       AMP Incorporated



Paul C. Raub           Director               Chairman of the Board,       York
Corrugating Co.

Henry W. Rhoads, Esq.  Director               Rhoads & Sinon,
                       Attorneys

Jean D. Seibert        Director               Partner, Wion, Zulli &
                                              Seibert, Attorneys

L. Andrew Zausner, Esq.Director               Partner, Dickstein,
                       Shapiro & Morin




Item 29.  Principal Underwriters:

      (a)Federated Securities Corp., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: UST Master Funds, Inc. and UST Master Tax-Exempt Funds, Inc.

          (b)

       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Distributor               With Registrant


James J. Dolan            Trustee and President,       --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

R. Jeffrey Niss           Senior Vice President and         --
Federated Investors Tower Trustee, Edgewood Services,
Pittsburgh, PA 15222-3779 Inc.

Douglas L. Hein           Trustee,                     --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Frank E. Polefrone        Trustee,                     --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Newton Heston, III        Vice President,              --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ernest L. Linane          Assistant Vice President,         --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

S. Elliott Cohan          Secretary,            Assistant Secretary
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Charles H. Field          Assistant Secretary,         --


Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Jeannette Fisher-Garber   Assistant Secretary,         --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.    Treasurer,                   --
Federated Investors Tower Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

(c) Not applicable



Item 30.  Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                         Federated Investors Tower
                                   Pittsburgh, PA  15222-3779

Federated Services Company         Federated Investors Tower
("Transfer Agent, Dividend         Pittsburgh, PA  15222-3779
Disbursing Agent and Portfolio
Recordkeeper")


Federated Administrative Services  Federated Investors Tower
("Administrator")                  Pittsburgh, PA  15222-3779

Dauphin Deposit Bank and Trust Company  213 Market Street
("Adviser" and "Custodian")        Harrisburg, PA 17101

Item 31.  Management Services:  Not applicable.

Item 32.  Undertakings:

          Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

     Registrant hereby undertakes to comply with the provisions of
     Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.


SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, COURT STREET FUNDS, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 27th day of October, 1995.

                               COURT STREET FUNDS



               BY: /s/C. Grant Anderson
               C. Grant Anderson, Secretary
               Attorney in Fact for Edward C. Gonzales
               October 27, 1995


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the date indicated:

   NAME                       TITLE                         DATE

By:/s/C. Grant Anderson
   C. Grant Anderson        Attorney In Fact      October 27, 1995
   SECRETARY                For the Persons
                            Listed Below

   NAME                       TITLE

Edward C. Gonzales*         Chairman, President, Treasurer
                            and Trustee (Principal Financial
                            and Accounting Officer)

George D. McKeon*           Trustee

Gary Mozenter*              Trustee

Richard Seidel*             Trustee